Janus Aspen Series

Janus Henderson Balanced Portfolio

Janus Henderson Enterprise Portfolio

Janus Henderson Flexible Bond Portfolio

Janus Henderson Forty Portfolio

Janus Henderson Global Bond Portfolio

Janus Henderson Global Research Portfolio

Janus Henderson Global Technology Portfolio

Janus Henderson Mid Cap Value Portfolio

Janus Henderson Overseas Portfolio

Janus Henderson Research Portfolio

Janus Henderson U.S. Low Volatility Portfolio

(the “Portfolios”)

Supplement dated December 16, 2019

to Currently Effective Statements of Additional Information

Effective immediately, JPMorgan Chase Bank, National Association (“JPMorgan Chase Bank”) is replacing Deutsche Bank AG (“Deutsche Bank”) as securities lending agent for the Portfolios.

As a result of the above changes, effective immediately, the statements of additional information (the “SAIs”) for the Portfolios are amended as follows:

1.	All references to Deutsche Bank as securities lending agent for the Portfolios are replaced with JPMorgan Chase Bank.

2.	In the Securities Lending section of the Portfolios’ SAIs, the following paragraph replaces the first paragraph in its entirety:

Certain Portfolios may seek to earn additional income through lending their securities to certain qualified broker-dealers and institutions. JPMorgan Chase Bank, National Association acts as securities lending agent and a limited purpose custodian or subcustodian to receive and disburse cash balances and collateral, hold short-term investments, hold collateral, and perform other custodian functions in accordance with the Non Custodial Securities Lending Agreement (the “Lending Agreement”). In addition, The Bank of New York Mellon may act as a limited purpose subcustodian in connection with certain reverse repurchase transactions completed in connection with the Lending Agreement.

3.	In the Securities Lending section of the Portfolios’ SAIs, the following sentence replaces the first sentence of the second paragraph in its entirety:

During the fiscal year ended December 31, 2018, the securities lending services provided by Deutsche Bank AG, the previous securities lending agent for the Portfolios, included negotiating the terms of loans; monitoring approved borrowers; recalling and arranging the return of loaned securities to the Portfolios upon termination of the loan; marking to market loans; providing recordkeeping services; reporting on the Portfolios’ securities lending activities; and related services.

Please retain this Supplement with your records.